EXHIBIT 99.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AutoZone, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 10, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 11, 2003                                                                             /s/ Steve Odland

Steve Odland
Chairman, President and
Chief Executive Officer

  The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 has been provided to AutoZone, Inc. and will be retained by AutoZone, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AutoZone, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 10, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 11, 2003                                                                             /s/ Michael Archbold

          Michael Archbold Senior Vice President and
Chief Financial Officer The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 has been provided to AutoZone, Inc. and will be retained by AutoZone, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.